UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2006

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                      0-21696                 22-3106987
(State or other jurisdiction        (Commission             (I.R.S. Employer
    of incorporation)               File Number)          Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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ITEM 8.01  Other Events.

           In a press release dated August 15, 2006, ARIAD Pharmaceuticals, Inc. announced issuance of a U.S. patent covering its novel mTOR inhibitors, including its lead cancer product candidate - AP23573
           - and uses of these compounds to treat various cancers and to prevent reblockage at sites of vascular injury following stent-assisted angioplasty. U.S. Patent No. 7,091,213 provides coverage through the year 2023.

           A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.


ITEM 9.01  Financial Statements and Exhibits.

       (c) The following exhibits are filed with this report

           Exhibit
           Number            Description
           ------            -----------
           99.1              Press release dated August 15, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ARIAD Pharmaceuticals, Inc.

                                   By:      /s/Edward M. Fitzgerald
                                       -----------------------------------------
                                           Edward M. Fitzgerald
                                           Senior Vice President, Finance and
                                           Corporate Operations, Chief Financial
                                           Officer

Date:    August 15, 2006

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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
------            -----------
 99.1             Press release dated August 15, 2006.


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